SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2004

NISOURCE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

NISOURCE FINANCE CORP.

(Exact Name of Registrant as Specified in Charter)

Indiana	333-107421-01	35-2105468
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On November 18, 2004, NiSource Inc. and NiSource Finance Corp. (the “Companies”) entered into a Terms Agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives for the several underwriters, with respect to the offering and sale of $450,000,000 of Floating Rate Notes due 2009 (the “Notes”). The offering is scheduled to close on November 23, 2004. The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Companies’ shelf registration statement on Form S-3 (File No. 333-107421).The form of Notes is filed on Exhibit 99.1 to this Report on Form 8-K, and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is filed herewith:

99.1	Form of Floating Date Note due 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.
Date: November 22, 2004	By:	/s/ Gary W. Pottorff
		Name:	Gary W. Pottorff
		Title:	Secretary

NISOURCE FINANCE CORP.
Date: November 22, 2004	By:	/s/ Gary W. Pottorff
		Name:	Gary W. Pottorff
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Floating Rate Note due 2009